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                       SUPPLEMENT DATED FEBRUARY 15, 2002
                  TO THE NEW ENGLAND ZENITH FUND (THE "TRUST")
                          PROSPECTUS DATED MAY 1, 2001

                       WESTPEAK GROWTH AND INCOME SERIES

     Effective May 1, 2002, Fidelity Management & Research Company ("FMR") will replace Westpeak Investment Advisors, L.P. as subadviser to the Series. As of the same date, the name of the Series will change to "FI Structured Equity Series". The investment policies of the Series will also change such that FMR will invest in equity securities that FMR believes are undervalued in the marketplace in relation to factors such as a company's assets, earnings growth potential, and cash flow. FMR will use the Russell 1000 Value Index as a guide in structuring the Series and in selecting its investments.

     The supplement contains revisions to information contained in the Prospectus pertaining to the above Series, and you should only read this supplement along with the Prospectus.

VA-258-02